UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2022 (January 27, 2022)
Atkore Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37793	90-0631463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16100 South Lathrop Avenue, Harvey, Illinois 60426
(Address of principal executive offices) (Zip Code)

(708) 339-1610
(Registrant's telephone number, including area code)

N/A
(Former name )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	ATKR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On January 27, 2022, Atkore Inc. (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, three proposals were submitted to the Company's Stockholders, each of which is described in more detail in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on December 10, 2021. As of the record date, 46,351,563 shares of common stock were issued and entitled to vote at the Annual Meeting.

The final voting results were as follows:

Proposal 1: The Company's stockholders elected the following directors to serve for a term expiring at the 2023 Annual Meeting and until a successor has been elected and qualified, or until his or her earlier death, resignation or removal. The voting results are set forth below.

Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Jeri L. Isbell	39,064,915	281,037	26,223	2,801,799
Wilbert W. James, Jr.	38,975,029	370,613	26,533	2,801,799
Betty R. Johnson	39,310,866	35,134	26,175	2,801,799
Justin P. Kershaw	39,082,834	262,738	26,603	2,801,799
Scott H. Muse	38,705,942	639,640	26,593	2,801,799
Michael V. Schrock	39,309,244	36,418	26,513	2,801,799
William R. VanArsdale	38,742,394	603,167	26,614	2,801,799
William E. Waltz, Jr.	39,300,204	45,506	26,465	2,801,799
A. Mark Zeffiro	39,081,687	263,754	26,734	2,801,799

Proposal 2: The Company's stockholders approved the advisory vote approving executive compensation. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
37,177,416	2,140,855	53,904	2,801,799

Proposal 3: The Company's stockholders ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2022. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
41,865,810	263,840	44,324	N/A

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATKORE INC.

By: /s/ Daniel S. Kelly
Daniel S. Kelly
Vice President, General Counsel and Secretary

Date: January 28, 2022